Property and Equipment, Net (Details) - USD ($) $ in Thousands		Sep. 30, 2016	Sep. 30, 2015
Property and Equipment, Net [Abstract]
Buildings and improvements		$ 14,204	$ 14,888
Vehicles		378	335
Other equipment and devices		296	348
Total property and equipment		14,878	15,571
Less: accumulated depreciation		(4,016)	(3,676)
Property and equipment, net	[1]	$ 10,863	$ 11,895

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).